SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K
                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE
                SECURITIES EXCHANGE ACT OF 1934


                        September 25, 1998
        ------------------------------------------------
        Date of Report (Date of earliest event reported)


                  INTERNET COMMERCE CORPORATION
      ------------------------------------------------------
     (Exact name of registrant as specified in its charter)


  Delaware                   1-253627              13-3645702
-----------------        ----------------      -----------------
(State or other            (Commission           (IRS Employer
jurisdiction of             File No.)            Identification
Incorporation                                          No.)


           805 THIRD AVENUE
         NEW YORK,   NEW YORK                        10022
-------------------------------------------    -----------------
 (Address of principal executive offices)          (Zip Code)



                           212-271-7640
       ---------------------------------------------------
       Registrant's telephone number, including area code:


                      INFOSAFE SYSTEMS, INC.
   ------------------------------------------------------------
   Former name or former address, if changed since last report)




Item 5.  Other Events.

     The Company issued the accompanying press releases announcing certain management changes, name change and a reverse stock split.


Item 7.  Financial Statements and Exhibits.

Exhibits
--------
   99.1  Press Release dated September 25, 1998.



                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                    INTERNET COMMERCE CORPORATION

                    By:  /s/Arthur R. Medici
                         -----------------------------------
                         President


Dated:    September 28, 1998




                          EXHIBIT INDEX

Exhibit No.         Description                               Page
-----------         -----------------------------------       -----

    99.1            Press Release dated September 25, 1998